UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 28, 2025

GD Culture Group Limited

(Exact name of Company as specified in charter)

Nevada	001-37513	47-3709051
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

22F - 810 Seventh Avenue,

New York, NY 10019

(Address of Principal Executive Offices) (Zip code)

+1-347- 2590292

(Company’s Telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	GDC	Nasdaq Capital Market

Item 1.01 Entry into a Material Definitive Agreement.

On April 28, 2025, GD Culture Group Limited (the “Company”) entered into a software purchase agreement (the “Agreement”) with Gongzheng Xu and Qing Wang, sellers unaffiliated with the Company (the “Sellers”). Pursuant to the Agreement, the Company agreed to purchase and the Seller agreed to sell all of Seller’s right, title, and interest in and to the certain software. The purchase price of the software shall be $5,768,536.20, payable in the form of issuance of 2,444,295 shares of common stock of the Company (the “Shares”), valued at $2.36 per share, the closing bid price of the Company’s common stock on April 25, 2025. The Company plans to use the software to develop its AI business.

On April 29, 2025, the Company issued the Shares to the Sellers and the transaction was completed.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Agreement, which is filed as Exhibit 10.1 hereto.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information set forth under Item 1.01 above of this Current Report on Form 8-K is incorporated by reference in this Item 2.01.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 above of this Current Report on Form 8-K is incorporated by reference in this Item 3.02.

This Form 8-K (including the exhibit) is incorporated by reference into the Company’s Registration Statement on Form S-3 initially filed with the Securities and Exchange Commission on May 6, 2024 (Registration No. 333-279141), as amended.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description of Exhibit
10.1	Software Purchase Agreement, dated April 28, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GD CULTURE GROUP LIMITED

Date: April 30, 2025	By:	/s/ Xiaojian Wang
	Name:	Xiaojian Wang
	Title:	Chief Executive Officer, President and Chairman of the Board

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